EXHIBIT 99.1

HRG GROUP, INC.
ANNOUNCES LAUNCH OF
SENIOR SECURED NOTES OFFERING

NEW YORK, NY – April 9, 2015, – HRG Group, Inc. (“HRG” or the “Company”) announced today an offering of $100 million in aggregate principal amount of its 7.875% Senior Secured Notes due 2019 (the “New Notes”). The New Notes are to be issued under the indenture governing HRG’s outstanding 7.875% Senior Secured Notes due 2019. The Company expects to use the net proceeds from the issuance of the New Notes for working capital by it and its subsidiaries and for general corporate purposes, including further investments in HRG’s existing businesses and the financing of future acquisitions and businesses. The offering is subject to market conditions and other factors.
The offering will be made solely by means of a private placement to qualified institutional buyers and reoffered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons in offshore transactions pursuant to Regulation S under the Securities Act.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

About the Company

HRG Group, Inc. (formerly “Harbinger Group Inc.”) is a diversified holding company focused on owning and acquiring businesses that the Company believes can, in the long term, generate sustainable free cash flow or attractive returns on investment. The Company’s principal operations are conducted through businesses that: offer branded consumer products (such as consumer batteries, residential locksets, residential builders’ hardware, faucets, shaving and grooming products, personal care products, small household appliances, specialty pet supplies, lawn, garden and home pest control products, personal insect repellents); offer life insurance and annuity products; provide asset-backed loans; and own energy assets. Although the Company intends to own or seek to acquire controlling equity interests, the Company may also make investments in debt instruments and hold minority equity interests in companies.  For more information, visit: www.HRGgroup.com.

Forward-Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the commencement or completion of the offering. These statements are based on the beliefs and assumptions of HRG’s management and the management of HRG’s subsidiaries (including target businesses). Forward-looking statements include information describing the offering and other actions, events, results, strategies and expectations and are identifiable by use of the words “believes,” “expects,” “intends,”

“anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HRG’s subsidiaries (including target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, HRG’s and its subsidiaries’ abilities to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HRG or HRG’s subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption “Risk Factors” in HRG’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HRG does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law.

Investors and Media:

HRG Group
James Hart, 212-906-8560
Investor Relations
investorrelations@HRGgroup.com

Source: HRG Group, Inc.